Table of Contents: Lisa D. Wilson 419/421-2071 lisadwilson@marathonpetroleum.com Income Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 Consolidated Statements of Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Denice L. Myers 419/421-2965 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 dlmyers@marathonpetroleum.com Consolidated Statements of Cash Flows (YTD) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Net Property, Plant and Equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Doug A. Wendt 419/421-2423 Refining & Marketing Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . 7 dawendt@marathonpetroleum.com Refining & Marketing Segment - Supplemental Operating Data By Region . . . . . . . . . . . . . . . . . . . . . . . . . 8 Speedway Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Midstream Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Investor Relations Segment Earnings Before Interest, Taxes, Depreciation & Amortization (Segment EBITDA) . . . . . . . . . . . . . 11 539 South Main Street Findlay, OH 45840-3229 May 1, 2017 Segment EBITDA represents segment earnings before interest and financing costs, interest income, income taxes and depreciation and amortization expense. Segment EBITDA is used by some investors and analysts to analyze and compare companies on the basis of operating performance. Segment EBITDA should not be considered as an alternative to net income attributable to MPC, income before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States. Segment EBITDA may not be comparable to similarly titled measures used by other entities. First Quarter 2017 Additional information regarding Investor Relations, Financial Highlights, and News Releases can be reviewed on our website at: www.marathonpetroleum.com

Income Summary
Marathon Petroleum Corporation

	(In millions)	Year 2013	Year 2014	Year 2015	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
	Income from operations by segment:[a]									
1	Refining & Marketing[b]	$ 3,131	$ 3,538	$ 3,997	$ (86)	$ 1,025	$ 252	$ 166	$ 1,357	$ (70)
2	Speedway[b]	375	544	673	167	193	209	165	734	135
3	Midstream[c][d]	275	342	463	189	253	310	296	1,048	309
	Items not allocated to segments:									
4	Corporate and other unallocated items	(261)	(277)	(293)	(65)	(64)	(65)	(74)	(268)	(82)
5	Pension settlement expenses	(95)	(96)	(4)	(1)	(2)	(4)	-	(7)	-
6	Impairments[e]	-	-	(144)	(129)	(90)	(267)	-	(486)	-
7	**Income from operations**[b]	3,425	4,051	4,692	75	1,315	435	553	2,378	292
8	Net interest and other financial income (costs)[d]	(179)	(216)	(318)	(142)	(137)	(141)	(136)	(556)	(150)
9	**Income before taxes**	3,246	3,835	4,374	(67)	1,178	294	417	1,822	142
10	Income tax provision	1,113	1,280	1,506	11	395	75	128	609	41
11	**Net income**	2,133	2,555	2,868	(78)	783	219	289	1,213	101
	Less net income (loss) attributable to:									
12	Redeemable noncontrolling interest	-	-	-	-	9	16	16	41	16
13	Noncontrolling interests	21	31	16	(79)	(27)	58	46	(2)	55
14	**Net income attributable to MPC**	**$ 2,112**	**$ 2,524**	**$ 2,852**	**$ 1**	**$ 801**	**$ 145**	**$ 227**	**$ 1,174**	**$ 30**
15	Effective tax rate	34%	33%	34%	-17%	33%	26%	31%	33%	29%

[a] We revised our operating segment presentation in the first quarter of 2016 and the first quarter of 2017 in connection with the contribution of assets to MPLX; the operating results for these assets were previously included in Refining & Marketing, but now are included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation. The results for the pipeline and storage assets were recast effective January 1, 2015 and the results for the terminal assets were recast effective April 1, 2016. Prior to these dates these assets were not considered businesses and therefore there are no financial results from which to recast segment results.

[b] Full year 2015 includes a non-cash LCM inventory valuation charge of $370 million, which reduced Refining & Marketing and Speedway segment income by $345 million and $25 million, respectively. The first quarter 2016 includes a non-cash LCM inventory valuation charge of $15 million, which reduced Refining & Marketing segment income. The second quarter 2016 includes a benefit from reversing the previous LCM inventory valuation charges of $385 million, which increased Refining & Marketing and Speedway segment income by $360 million and $25 million, respectively.

[c] Includes the results of MarkWest from the December 4, 2015 merger date.

[d] Full year 2015 includes transaction costs of $36 million related to the MarkWest merger. The Midstream segment results for 2015 reflect $30 million of these costs. The remaining $6 million is included in net interest and other financial income (costs).

[e] Reflects an impairment charge in 2015 for the cancellation of the Residual Oil Upgrader Expansion ("ROUX") project, a goodwill impairment in first quarter 2016 and equity method investment impairments in the second and third quarters of 2016.

2

CONSOLIDATED STATEMENTS OF INCOME

Marathon Petroleum Corporation

	(In millions except per-share data)	Year 2013	Year 2014	Year 2015[a]	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
1	**REVENUES AND OTHER INCOME:**	$ 100,254	$ 98,102	$ 72,258	$ 12,830	$ 16,790	$ 16,460	$ 17,284	$ 63,364	$ 16,393
	COSTS AND EXPENSES:									
2	Cost of revenues	87,401	83,770	55,583	9,701	12,830	12,944	13,695	49,170	13,133
3	Purchases from related parties	357	505	308	107	124	128	150	509	122
4	Inventory market valuation adjustment	-	-	370	15	(385)	-	-	(370)	-
5	Consumer excise taxes	6,263	6,685	7,692	1,826	1,893	1,914	1,873	7,506	1,813
6	Impairment expense[b]	-	-	144	129	1	-	-	130	-
7	Depreciation and amortization	1,220	1,326	1,502	490	500	507	504	2,001	536
8	Selling, general and administrative expenses	1,248	1,375	1,576	378	401	420	406	1,605	389
9	Other taxes	340	390	391	109	111	112	103	435	108
10	Total costs and expenses	96,829	94,051	67,566	12,755	15,475	16,025	16,731	60,986	16,101
11	**Income from operations**	3,425	4,051	4,692	75	1,315	435	553	2,378	292
12	Net interest and other financial costs	(179)	(216)	(318)	(142)	(137)	(141)	(136)	(556)	(150)
13	**Income before income taxes**	3,246	3,835	4,374	(67)	1,178	294	417	1,822	142
	Income tax provision (benefit)									
14	Current	1,090	1,522	1,372	13	218	(85)	69	215	46
15	Deferred	23	(242)	134	(2)	177	160	59	394	(5)
16	Total provision for income taxes	1,113	1,280	1,506	11	395	75	128	609	41
17	**Net income**	2,133	2,555	2,868	(78)	783	219	289	1,213	101
	Less net income (loss) attributable to:									
18	Redeemable noncontrolling interest	-	-	-	-	9	16	16	41	16
19	Noncontrolling interests	21	31	16	(79)	(27)	58	46	(2)	55
20	**NET INCOME ATTRIBUTABLE TO MPC**	**$ 2,112**	**$ 2,524**	**$ 2,852**	**$ 1**	**$ 801**	**$ 145**	**$ 227**	**$ 1,174**	**$ 30**
	Per common share data:[c]									
	Basic:									
21	Number of shares (millions)	630	570	538	529	528	527	526	528	525
22	Net income attributable to MPC per share	**$ 3.34**	**$ 4.42**	**$ 5.29**	**$ 0.003**	**$ 1.51**	**$ 0.28**	**$ 0.43**	**$ 2.22**	**$ 0.06**
	Diluted:									
23	Number of shares (millions)	634	574	542	531	531	530	529	530	530
24	Net income attributable to MPC per share	**$ 3.32**	**$ 4.39**	**$ 5.26**	**$ 0.003**	**$ 1.51**	**$ 0.27**	**$ 0.43**	**$ 2.21**	**$ 0.06**
25	**Dividends paid per common share**[c]	**$ 0.77**	**$ 0.92**	**$ 1.14**	**$ 0.32**	**$ 0.32**	**$ 0.36**	**$ 0.36**	**$ 1.36**	**$ 0.36**

[a] Includes the results of MarkWest from the December 4, 2015 merger date.

[b] Reflects an impairment charge in 2015 for the cancellation of the Residual Oil Upgrader Expansion ("ROUX") project and a goodwill impairment in first quarter 2016. The impairments of equity method investments in the second and third quarters of 2016 are reflected in Revenues and Other Income.

[c] All historical share and per share data are retroactively restated on a post-split basis to reflect the two-for-one stock split in June 2015.

3

CONSOLIDATED BALANCE SHEETS
Marathon Petroleum Corporation

	(In millions)	Dec. 31 2013	Dec. 31 2014	Dec. 31 2015	Dec. 31 2016	Mar. 31 2017
	ASSETS					
	Current assets:					
1	Cash and cash equivalents	$ 2,292	$ 1,494	$ 1,127	$ 887	$ 2,167
2	Receivables, less allowance for doubtful accounts[(a)]	5,559	4,058	2,927	3,617	3,284
	Inventories:					
3	Crude oil and refinery feedstocks	1,797	2,219	2,180	2,208	2,148
4	Refined products	2,367	2,955	2,804	2,810	2,674
5	Materials and supplies	425	302	438	485	414
6	Merchandise	100	166	173	153	156
7	Lower of cost or market reserve	-	-	(370)	-	-
8	Total inventories	4,689	5,642	5,225	5,656	5,392
9	Other current assets	197	145	192	241	199
10	Total current assets	12,737	11,339	9,471	10,401	11,042
11	Equity method investments	463	865	3,622	3,827	4,704
12	Property, plant and equipment, net	13,921	16,261	25,164	25,765	25,669
13	Goodwill	938	1,566	4,019	3,587	3,586
14	Other noncurrent assets[(b)]	308	394	839	833	820
15	Total assets	$ 28,367	$ 30,425	$ 43,115	$ 44,413	$ 45,821
	LIABILITIES					
	Current liabilities:					
16	Accounts payable[(c)]	$ 8,234	$ 6,661	$ 4,743	$ 5,593	$ 5,343
17	Payroll and benefits payable	406	427	503	530	528
18	Consumer excise taxes payable	373	463	460	464	482
19	Accrued taxes	513	647	184	153	135
20	Debt due within one year	23	27	29	28	28
21	Other current liabilities	275	354	426	378	350
22	Total current liabilities	9,824	8,579	6,345	7,146	6,866
23	Long-term debt[(b)]	3,355	6,575	11,896	10,544	12,570
24	Deferred income taxes	2,304	2,014	3,285	3,861	3,888
25	Defined benefit postretirement plan obligations	771	1,099	1,179	1,055	1,085
26	Deferred credits and other liabilities	781	768	735	604	615
27	Total liabilities	17,035	19,035	23,440	23,210	25,024
28	Redeemable noncontrolling interest	-	-	-	1,000	1,000
	EQUITY					
29	MPC stockholders' equity	10,920	10,751	13,237	13,557	13,070
30	Noncontrolling interests	412	639	6,438	6,646	6,727
31	Total equity	11,332	11,390	19,675	20,203	19,797
32	Total liabilities, redeemable noncontrolling interest and equity	$ 28,367	$ 30,425	$ 43,115	$ 44,413	$ 45,821
32	Net shares outstanding at Balance Sheet date[(d)]	594	547	531	528	519

[(a)] Includes related party receivables.

[(b)] We adopted the updated Financial Accounting Standards Board debt issuance cost standard as of June 30, 2015. We reclassified unamortized debt issuance costs related to term debt from other noncurrent assets to total debt.

[(c)] Includes related party payables.

[(d)] Presented on a post-split basis to reflect two-for-one stock split in June 2015.

4

CONSOLIDATED STATEMENTS OF CASH FLOWS (YTD)
Marathon Petroleum Corporation

	(In millions)	Dec. 31 2013	Dec. 31 2014	Dec. 31 2015	Mar. 31 2016	Jun. 30 2016	Sep. 30 2016	Dec. 31 2016	Mar. 31 2017
	Increase (decrease) in cash and cash equivalents								
	OPERATING ACTIVITIES:								
1	Net income	$ 2,133	$ 2,555	$ 2,868	$ (78)	$ 705	$ 924	$ 1,213	$ 101
	Adjustments to reconcile net income to net cash provided by operating activities:								
2	Amortization of deferred financing costs and debt discount	7	27	16	15	29	47	61	15
3	Impairment expense	-	-	144	129	130	130	130	-
4	Depreciation and amortization	1,220	1,326	1,502	490	990	1,497	2,001	536
5	Inventory market valuation adjustment	-	-	370	15	(370)	(370)	(370)	-
6	Pension and other postretirement benefits, net	(124)	151	80	30	56	(21)	9	27
7	Deferred income taxes	23	(242)	134	(2)	175	335	394	(5)
8	Net gain on disposal of assets	(6)	(21)	(7)	(25)	(25)	(26)	(32)	(5)
9	(Income) loss from equity method investments	(35)	(153)	(88)	(22)	28	236	185	(57)
10	Distributions from equity method investments	17	170	113	50	121	199	291	61
11	Changes in the fair value of derivative instruments	(21)	(3)	4	(18)	29	6	(41)	28
12	Changes in: Current receivables[(a)]	(940)	1,642	1,292	325	(276)	(209)	(674)	333
13	Inventories	(305)	(786)	80	226	386	71	(70)	264
14	Current accounts payable and accrued liabilities[(b)]	1,464	(1,547)	(2,400)	(810)	632	237	985	(215)
15	All other - net[(c)]	(28)	(9)	(35)	5	(13)	(54)	(87)	30
16	**Net cash provided by operating activities**	3,405	3,110	4,073	330	2,597	3,002	3,995	1,113
	INVESTING ACTIVITIES:								
17	Additions to property, plant and equipment	(1,206)	(1,480)	(1,998)	(745)	(1,431)	(2,147)	(2,892)	(610)
18	Acquisitions, net of cash acquired	(1,515)	(2,821)	(1,218)	-	-	-	-	(220)
19	Disposal of assets	16	27	21	77	79	88	101	2
20	Investments and other - net	(51)	(269)	(246)	(59)	(144)	(158)	(150)	(528)
21	**Net cash provided by (used in) investing activities**	(2,756)	(4,543)	(3,441)	(727)	(1,496)	(2,217)	(2,941)	(1,356)
	FINANCING ACTIVITIES:								
22	Commercial paper - net	-	-	-	188	-	-	-	-
23	Debt - net	(25)	3,223	746	(560)	(893)	(1,409)	(1,416)	2,013
24	Issuance of common stock	48	26	33	1	2	8	11	10
25	Common stock repurchased	(2,793)	(2,131)	(965)	(75)	(126)	(177)	(197)	(420)
26	Dividends paid	(484)	(524)	(613)	(169)	(339)	(529)	(719)	(190)
27	Issuance of MPLX LP common units	-	221	-	315	315	499	776	148
28	Issuance of MPLX LP redeemable preferred units	-	-	-	-	984	984	984	-
29	Distributions to noncontrolling interests	(21)	(27)	(40)	(121)	(249)	(389)	(542)	(158)
30	Contributions from noncontrolling interests	-	-	-	2	2	4	6	126
31	Tax settlement with Marathon Oil Corporation	39	-	-	-	-	-	-	-
32	Contingent consideration payments	-	(172)	(175)	-	(164)	(164)	(164)	-
33	All other - net[(c)]	19	19	15	(3)	(6)	(30)	(33)	(6)
34	**Net cash provided by (used in) financing activities**	(3,217)	635	(999)	(422)	(474)	(1,203)	(1,294)	1,523
35	**Net increase (decrease) in cash and cash equivalents**	(2,568)	(798)	(367)	(819)	627	(418)	(240)	1,280
36	**Cash and cash equivalents at beginning of period**	4,860	2,292	1,494	1,127	1,127	1,127	1,127	887
37	**Cash and cash equivalents at end of period**	$ 2,292	$ 1,494	$ 1,127	$ 308	$ 1,754	$ 709	$ 887	$ 2,167
37	**Cash Flow from Operations, excluding changes in working capital**	$ 3,207	$ 3,804	$ 5,097	$ 607	$ 1,826	$ 2,897	$ 3,795	$ 703

(a) Includes changes in related party receivables.

(b) Includes changes in related party payables.

(c) We adopted the Financial Accounting Standards Board Stock Compensation Standard Update as of January 1, 2017, applied retrospectively to January 1, 2015. We reclassified amounts from All Other - Net in Operating Activities to All Other - Net in Financing Activities.

5

6 Dec. 31 Dec. 31 Dec. 31 Mar. 31 Jun. 30 Sep. 30 Dec. 31 Mar. 31 (In millions) 2013 2014 2015 2016 2016 2016 2016 2017 1 Refining & Marketing(a) 10,708$ 10,753$ 10,634$ 10,609$ 10,222$ 10,217$ 10,224$ 10,207$ 2 Speedway(b) 1,281 3,464 3,686 3,673 3,675 3,671 3,493 3,463 3 Midstream(a)(c) 1,671 1,760 10,455 10,657 11,230 11,428 11,660 11,660 4 Corporate and Other 261 284 389 380 385 381 388 339 5 Total 13,921$ 16,261$ 25,164$ 25,319$ 25,512$ 25,697$ 25,765$ 25,669$ (a) (b) (c) Net Property, Plant and Equipment Marathon Petroleum Corporation We revised our operating segment presentation in the first quarter of 2016 and the first quarter of 2017 in connection with the contribution of assets to MPLX; these assets were previously included in Refining & Marketing, but now are included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation. Includes Hess net property, plant and equipment from the September 30, 2014 acquisition date. Includes MarkWest net property, plant and equipment from the December 4, 2015 merger.

Refining & Marketing Segment - Supplemental Financial and Operating Data

Marathon Petroleum Corporation

		Year 2013	Year 2014	Year 2015	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
1	**Income from Operations ($MM)**[(a)(b)]	3,131	3,538	3,997	(86)	1,025	252	166	1,357	(70)
2	**Depreciation & Amortization ($MM)**[(a)]	989	1,020	1,052	273	261	267	262	1,063	267
3	**Capital Expenditures and Investments ($MM)**[(a)(c)]	2,049	1,043	1,045	243	262	251	298	1,054	192
4	MPC consolidated refined product sales volume (mbpd)[(d)(e)]	2,086	2,138	2,301	2,158	2,348	2,316	2,252	2,269	2,085
	Refining & Marketing Operating Statistics[(e)]									
5	R&M segment refined product sales volume (mbpd)[(f)]	2,075	2,125	2,289	2,148	2,339	2,307	2,240	2,259	2,070
6	Refining & Marketing gross margin ($/bbl)[(g)]	13.24	15.05	15.16	9.87	12.73	10.67	11.31	11.16	11.65
7	Crude oil refining capacity (mbpcd)[(h)]	1,661	1,714	1,731	1,794	1,794	1,794	1,794	1,794	1,817
8	Crude oil capacity utilization (%)	96	95	99	89	96	100	93	95	83
	Refinery throughputs (mbpd):[(i)]									
9	Crude oil refined	1,589	1,622	1,711	1,603	1,728	1,791	1,672	1,699	1,511
10	Other charge & blendstocks	213	184	177	171	161	135	138	151	197
11	Total	1,802	1,806	1,888	1,774	1,889	1,926	1,810	1,850	1,708
12	Sour crude oil throughput percentage	53	52	55	61	61	59	61	60	67
13	WTI-priced crude oil throughput percentage	21	19	20	18	21	20	18	19	15
	Refined Product Yields (MBPD)[(i)]									
14	Gasoline	921	869	913	899	919	907	877	900	867
15	Distillates	572	580	603	571	628	647	621	617	544
16	Propane	37	35	36	32	36	38	34	35	28
17	Feedstocks & special products	221	276	281	234	249	253	227	241	224
18	Heavy fuel oil	31	25	31	30	34	43	19	32	29
19	Asphalt	54	54	55	44	60	70	58	58	56
20	Total	1,836	1,839	1,919	1,810	1,926	1,958	1,836	1,883	1,748
	Refinery direct operating costs (dollars per barrel):[(j)]									
21	Turnaround and major maintenance	1.20	1.80	1.13	2.43	1.16	1.62	2.16	1.83	3.10
22	Depreciation and amortization	1.36	1.41	1.39	1.54	1.43	1.42	1.48	1.47	1.63
23	Other manufacturing[(k)]	4.14	4.86	4.15	4.14	3.95	4.01	4.29	4.09	4.72
24	Total	6.70	8.07	6.67	8.11	6.54	7.05	7.93	7.39	9.45

[(a)] We revised our operating segment presentation in the first quarter of 2016 and the first quarter of 2017 in connection with the contribution of assets to MPLX; these assets were previously included in Refining & Marketing, but now are included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation.

[(b)] Includes non-cash LCM inventory valuation charge of $345 million for 2015 and $15 million for the first quarter 2016. The second quarter 2016 includes a $360 million benefit from reversing an inventory valuation reserve.

[(c)] Includes acquisition of the Galveston Bay refinery in 2013.

[(d)] Total average daily volumes of refined product sales to wholesale, branded and retail customers.

[(e)] Includes the impact of the Galveston Bay refinery and related assets beginning on the February 1, 2013 acquisition date.

[(f)] Includes intersegment sales.

[(g)] Sales revenue less cost of refinery inputs and purchased products, divided by total refinery throughputs. Gross margins for periods prior to fourth quarter 2013 have been recalculated to conform to the current definition. Excludes LCM charge of $345 million for 2015 and $15 million for the first quarter 2016 and the $360 million reversal of these charges in second quarter 2016. Gross margin was recast effective January 1, 2015 related to the contribution of pipeline and storage assets to MPLX on March 1, 2017.

[(h)] Based on calendar day capacity, which is an annual average that includes downtime for planned maintenance and other normal operating activities.

[(i)] Excludes inter-refinery transfer volumes.

[(j)] Per barrel of total refinery throughputs.

[(k)] Includes utilities, labor, routine maintenance and other operating costs.

7

Refining & Marketing Segment - Supplemental Operating Data By Region
Marathon Petroleum Corporation

		Year 2013	Year 2014	Year 2015	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
	Gulf Coast Region:[a]									
	Refinery throughputs (MBPD):[b]									
1	Crude oil refined	964	991	1,060	991	1,104	1,073	986	1,039	850
2	Other charge & blendstocks	195	182	184	217	195	185	184	195	222
3	Total	1,159	1,173	1,244	1,208	1,299	1,258	1,170	1,234	1,072
4	Sour crude oil throughput percentage	65	64	68	75	74	72	73	73	84
5	WTI-priced crude oil throughput percentage	7	3	6	3	9	8	10	8	4
	Refined Product Yields (MBPD)[b]									
6	Gasoline	551	508	534	533	547	511	466	514	499
7	Distillates	365	368	392	375	434	411	377	399	309
8	Propane	23	23	26	25	28	27	24	26	21
9	Feedstocks & special products	215	274	286	280	282	289	294	286	243
10	Heavy fuel oil	19	13	15	18	23	30	10	21	18
11	Asphalt	13	13	16	8	19	17	16	15	14
12	Total	1,186	1,199	1,269	1,239	1,333	1,285	1,187	1,261	1,104
	Refinery direct operating costs (dollars per barrel):[c]									
13	Turnaround and major maintenance	1.00	1.82	0.81	2.62	0.98	2.05	2.82	2.09	4.31
14	Depreciation and amortization	1.09	1.15	1.09	1.17	1.08	1.14	1.16	1.14	1.35
15	Other manufacturing[d]	3.98	4.73	3.88	3.74	3.44	3.70	3.94	3.70	4.62
16	Total	6.07	7.70	5.78	7.53	5.50	6.89	7.92	6.93	10.28
	Midwest Region:									
	Refinery throughputs (MBPD):[b]									
17	Crude oil refined	625	631	651	612	624	718	686	660	661
18	Other charge & blendstocks	54	45	39	36	36	39	44	39	30
19	Total	679	676	690	648	660	757	730	699	691
20	Sour crude oil throughput percentage	35	33	34	39	38	39	43	40	45
21	WTI-priced crude oil throughput percentage	42	44	43	42	43	39	29	38	29
	Refined Product Yields (MBPD)[b]									
22	Gasoline	371	361	379	366	372	396	411	386	368
23	Distillates	207	212	211	196	194	236	244	218	235
24	Propane	14	13	12	9	10	13	12	11	8
25	Feedstocks & special products	41	43	38	34	35	51	20	35	35
26	Heavy fuel oil	12	13	17	12	11	13	10	12	11
27	Asphalt	41	41	39	36	41	53	42	43	42
28	Total	686	683	696	653	663	762	739	705	699
	Refinery direct operating costs (dollars per barrel):[c]									
29	Turnaround and major maintenance	1.47	1.66	1.64	1.76	1.38	0.72	0.84	1.15	0.98
30	Depreciation and amortization	1.74	1.78	1.83	2.03	1.98	1.72	1.81	1.88	1.93
31	Other manufacturing[d]	4.21	4.76	4.36	4.36	4.53	4.04	4.31	4.29	4.50
32	Total	7.42	8.20	7.83	8.15	7.89	6.48	6.96	7.32	7.41
33	Inter-refinery transfers (mbpd)	36	43	46	82	70	89	90	83	55

[a] Includes the impact of the Galveston Bay refinery and related assets beginning on the February 1, 2013 acquisition date.
[b] Includes inter-refinery transfer volumes.
[c] Per barrel of total refinery throughputs.
[d] Includes utilities, labor, routine maintenance and other operating costs.

8

Speedway Segment - Supplemental Financial and Operating Data
Marathon Petroleum Corporation

		Year 2013	Year 2014	Year 2015	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
1	**Income from Operations ($MM)[(a)]**	375	544	673	167	193	209	165	734	135
2	**Depreciation & Amortization ($MM)**	112	152	254	63	69	71	70	273	64
3	**Capital Expenditures and Investments ($MM)[(b)]**	296	2,981	501	50	70	71	112	303	35
4	Gasoline and distillate sales (MMgal)[(e)]	3,146	3,942	6,038	1,483	1,547	1,575	1,489	6,094	1,393
5	Gasoline and distillate gross margin ($/gal)[(c)(e)]	0.1441	0.1775	0.1823	0.1682	0.1549	0.1773	0.1617	0.1656	0.1566
6	Merchandise sales ($MM)[(e)]	3,135	3,611	4,879	1,152	1,287	1,338	1,230	5,007	1,127
7	Merchandise gross margin ($MM)[(e)]	825	975	1,368	330	369	386	350	1,435	320
8	Merchandise gross margin percent[(e)]	26.3%	27.0%	28.0%	28.6%	28.7%	28.9%	28.4%	28.7%	28.4%
9	Convenience stores at period end[(d)(e)]	1,478	2,746	2,766	2,771	2,773	2,773	2,733	2,733	2,731
10	Same store gasoline sales volume (period over period)[(f)]	0.5%	-0.7%	-0.3%	1.0%	0.3%	-0.6%	-2.4%	-0.4%	-1.0%
11	Same store merchandise sales (period over period)[(f)(g)]	4.3%	5.0%	4.1%	3.1%	2.0%	4.0%	3.7%	3.2%	2.1%

(a) Full year 2015 includes non-cash LCM inventory valuation charge of $25 million. The second quarter 2016 includes a $25 million benefit from reversing an inventory valuation reserve.

(b) Includes acquisition of Hess' Retail Operations and Related Assets in 2014.

(c) The price paid by consumers less the cost of refined products, including transportation, consumer excise taxes and bankcard processing fees, divided by gasoline and distillate sales volume. Excludes LCM inventory valuation charge of $25 million for 2015 and the $25 million benefit in second quarter and full-year 2016.

(d) Includes 1,245 stores acquired on September 30, 2014 through the acquisition of Hess' Retail Operations and Related Assets. Segment results for the period prior to the acquisition do not include results from these operations.

(e) In Q4 2016, Speedway contributed 41 travel centers to the Pilot Flying J joint venture. From the contribution date forward, the Speedway operating statistics exclude these locations.

(f) Same store comparison includes only locations owned at least 13 months, and therefore excludes locations acquired from Hess until the fourth quarter 2015.

(g) Excludes cigarettes.

9

Midstream Segment - Supplemental Financial and Operating Data
Marathon Petroleum Corporation

		Year 2013	Year 2014	Year 2015[a]	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
1	**Income from Operations ($MM)[b][c]**	275	342	463	189	253	310	296	1,048	309
2	**Depreciation & Amortization ($MM)[b]**	96	102	144	140	153	155	157	605	191
3	**Capital Expenditures and Investments ($MM)[b][d]**	279	604	14,545	350	419	410	389	1,568	1,070
4	Pipeline Throughput (mbpd)[e][f]									
5	Crude oil pipelines	1,293	1,241	1,836	1,823	1,954	2,124	1,936	1,960	1,937
6	Refined product pipelines	911	878	993	995	997	1,001	1,003	999	951
7	Total	2,204	2,119	2,829	2,818	2,951	3,125	2,939	2,959	2,888
8	Terminal throughput (mbpd)[f]					63,133	63,704	62,812	63,217	59,793
9	Gathering system throughput (million cubic feet per day)[g]			3,075	3,345	3,288	3,306	3,164	3,275	3,184
10	Natural gas processed (million cubic feet per day)[g]			5,468	5,636	5,529	5,906	5,970	5,761	6,132
11	C2 + NGLs fractionated (mbpd)[g]			307	321	322	348	346	335	367

(a) Includes the results of MarkWest from the December 4, 2015 merger date.

(b) We revised our operating segment presentation in the first quarter of 2016 and the first quarter of 2017 in connection with the contribution of assets to MPLX; these assets were previously included in Refining & Marketing, but now are included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation.

(c) Includes income from equity method investments.

(d) Full year 2015 includes $13.85 billion for the MarkWest merger. First quarter 2017 includes $220 million for the acquisition of the Ozark pipeline and an investment of $500 million in MarEn Bakken related to the Bakken Pipeline system. Also includes contributions to equity affiliates.

(e) Includes common-carrier pipelines and private pipelines contributed to MPLX, excluding equity method investments.

(f) We revised our operating statistics in connection with the contribution of certain terminal, pipeline and storage assets to MPLX. Pipeline throughputs were recast effective January 1, 2015 and we included terminal throughput effective April 1, 2016. Prior to these dates these assets were not considered businesses and therefore there are no operating statistics from which to recast.

(g) Includes amounts related to unconsolidated equity method investments.

10

Segment Earnings Before Interest, Taxes, Depreciation & Amortization (Segment EBITDA)
Marathon Petroleum Corporation

	(In millions except where noted)	Year 2013	Year 2014	Year 2015	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
	Segment EBITDA									
	Refining & Marketing Segment									
1	Segment income from operations[(a)(b)]	$ 3,131	$ 3,538	$ 3,997	$ (86)	$ 1,025	$ 252	$ 166	$ 1,357	$ (70)
2	Add: Depreciation and amortization[(a)]	989	1,020	1,052	273	261	267	262	1,063	267
3	Segment EBITDA[(a)]	$ 4,120	$ 4,558	$ 5,049	$ 187	$ 1,286	$ 519	$ 428	$ 2,420	$ 197
	Speedway Segment[(c)]									
4	Segment income from operations[(d)]	$ 375	$ 544	$ 673	$ 167	$ 193	$ 209	$ 165	$ 734	$ 135
5	Add: Depreciation and amortization	112	152	254	63	69	71	70	273	64
6	Segment EBITDA	$ 487	$ 696	$ 927	$ 230	$ 262	$ 280	$ 235	$ 1,007	$ 199
	Midstream Segment[(e)]									
7	Segment income from operations[(a)]	$ 275	$ 342	$ 463	$ 189	$ 253	$ 310	$ 296	$ 1,048	$ 309
8	Add: Depreciation and amortization[(a)]	96	102	144	140	153	155	157	605	191
9	Segment EBITDA[(a)]	$ 371	$ 444	$ 607	$ 329	$ 406	$ 465	$ 453	$ 1,653	$ 500
	MPLX EBITDA included in Midstream[(e)]									
10	MPLX income from operations[(a)]	$ 213	$ 245	$ 381	$ 178	$ 218	$ 259	$ 248	$ 903	$ 265
11	Add: Depreciation and amortization[(a)]	70	75	129	136	151	151	154	592	187
12	MPLX EBITDA included in Midstream[(a)]	$ 283	$ 320	$ 510	$ 314	$ 369	$ 410	$ 402	$ 1,495	$ 452

	Reconciliation from Segment EBITDA to Net Income	Year 2013	Year 2014	Year 2015	1st Qtr 2016	2nd Qtr 2016	3rd Qtr 2016	4th Qtr 2016	Year 2016	1st Qtr 2017
13	Total segment EBITDA[(a)]	$ 4,978	$ 5,698	$ 6,583	$ 746	$ 1,954	$ 1,264	$ 1,116	$ 5,080	$ 896
14	Less: Total segment depreciation and amortization	1,197	1,274	1,450	476	483	493	489	1,941	522
	Items not allocated to segments:									
15	Corporate and other unallocated items[(a)]	(261)	(277)	(293)	(65)	(64)	(65)	(74)	(268)	(82)
16	Pension settlement expenses	(95)	(96)	(4)	(1)	(2)	(4)	-	(7)	-
17	Impairments[(f)]	-	-	(144)	(129)	(90)	(267)	-	(486)	-
18	**Income from operations**	3,425	4,051	4,692	75	1,315	435	553	2,378	292
19	Net interest and other financing income (costs)	(179)	(216)	(318)	(142)	(137)	(141)	(136)	(556)	(150)
20	**Total income before income taxes**	3,246	3,835	4,374	(67)	1,178	294	417	1,822	142
21	Income tax provision	1,113	1,280	1,506	11	395	75	128	609	41
22	**Net income**	2,133	2,555	2,868	(78)	783	219	289	1,213	101
	Less net income (loss) attributable to:									
23	Redeemable noncontrolling interest	-	-	-	-	9	16	16	41	16
24	Noncontrolling interests	21	31	16	(79)	(27)	58	46	(2)	55
25	**Net income attributable to MPC**	**$ 2,112**	**$ 2,524**	**$ 2,852**	**$ 1**	**$ 801**	**$ 145**	**$ 227**	**$ 1,174**	**$ 30**

(a) We revised our operating segment presentation in the first quarter of 2016 and the first quarter of 2017 in connection with the contribution of assets to MPLX; the operating results for these assets were previously included in Refining & Marketing, but now are included in Midstream. Comparable prior period information has been recast to reflect our revised segment presentation.

(b) Includes non-cash LCM inventory valuation charge of $345 million for 2015 and $15 million for the first quarter 2016. The second quarter 2016 includes a $360 million benefit from reversing an inventory valuation reserve.

(c) Includes the impact of Hess' retail operations and related assets beginning on the Sept. 30, 2014 acquisition date.

(d) Full year 2015 includes non-cash LCM inventory valuation charge of $25 million. The second quarter 2016 includes a $25 million benefit from reversing an inventory valuation reserve.

(e) Includes the results of MarkWest from the December 4, 2015 merger date.

(f) Reflects an impairment charge in 2015 for the cancellation of the Residual Oil Upgrader Expansion ("ROUX") project, a goodwill impairment in first quarter 2016 and equity method investment impairments in the second and third quarters of 2016.

11